SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              Form 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                         October 15, 1998

               ContiMortgage Home Equity Loan Trust 1998-1
              (Exact name of registrant as specified in its charter)

                                                  16-1547408
                                                  16-1547407
     New York                 33-339505           16-1547409
(State or Other Jurisdiction (Commission)    (I.R.S. Employer
of Incorporation)             File Number)    Identification No.)


c/o Manufacturers & Traders Trust
One M&T Plaza
Buffalo, New York
Attn: Corporate Trust Department                  14203-2599
(Address of Principal)                            (Zip Code)


Registrant's telephone number, including area code (716) 842-5589


                         No Change
(Former name or former address, if changed since last report)


Note: Please see page 5 for Exhibit Index
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Item 5.  Other Events.

         On October 15, 1998 a scheduled distribution was made from the Trust to holders of the Class A, B, and C Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of September, 1998 dated October 15, 1998 attached hereto as Exhibit 19 is hereby incorporated by reference.

         In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer for the month of September, 1998 was $633,604.84.

























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         Item 7.  Financial Statements, Pro Forma Financial Information
                  and Exhibits.

         (a)               Not applicable

         (b)               Not applicable

         (c)               Exhibits:

             19. Trustee's Monthly Servicing Report for the month of September, 1998.




























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                              SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    By:     CONTISECURITIES ASSET FUNDING CORP.,
                                            As Depositor



                             By:    /S/ Robert Riedl
                             Name:  Robert Riedl
                             Title: Vice President,Secretary and Treasurer




Dated: October 30, 1998



















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                           EXHIBIT INDEX



         Exhibit No.       Description

         19.               Trustee's Monthly Servicing Report for the
                           Month of September, 1998.


































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